UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland		20901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Item 7. Financial Statements and Exhibits.

(c)    Exhibit 99.1—Press Release issued by Choice Hotels International, Inc. dated February 11, 2004.

Item 9. Regulation FD Disclosure.

On February 11, 2004, Choice Hotels International, Inc. issued a press release announcing earnings for the quarter and year-to-date ended December 31, 2003. A copy of the release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004	/s/ Joseph M. Squeri

(Joseph M. Squeri) Senior Vice President, Development and Chief Financial Officer